UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2007
Date of Report (Date of earliest event reported)

BIOENVISION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31787	13-4025857
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 41st Floor, New York, NY 10154
(Address of principal executive offices) (Zip Code)

(212) 750-6700
(Registrant’s telephone number)

(not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective as of July 27, 2007, the Company terminated the employment of David P. Luci, Bioenvision, Inc.’s Executive Vice President, General Counsel and Secretary.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioenvision, Inc.

Date: July 30, 2007	By:	/s/ Christopher B. Wood
		Name:	Christopher B. Wood Chairman and Chief Executive Officer